Exhibit 32.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Health Sciences Group, Inc. (the "Company") on Form 10-KSB for the annual period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fred E. Tannous, Chief Executive Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     HEALTH SCIENCES GROUP, INC.

Date:  April 12, 2004                By: /s/ Fred E. Tannous
                                         ------------------------------------
                                         Fred E. Tannous
                                         Chief Executive Officer,
                                         Principal Financial Officer and
                                           Co-Chairman